RYDEX SERIES FUNDS

GLOBAL 130/30 STRATEGY FUND

SUPPLEMENT DATED NOVEMBER 20, 2009
TO

Rydex Series Funds Alternatives Funds A-Class and C-Class Shares Prospectus
Dated August 1, 2009;

Rydex Series Funds Alternatives Funds H-Class Shares Prospectus
Dated August 1, 2009;

Rydex Series Funds Statement of Additional Information
Dated August 1, 2009;

and

all supplements thereto.

The following supplements information contained in the above Rydex Series Funds Prospectuses and Statement of Additional Information dated August 1, 2009 (the “Prospectus”), and should be read in conjunction with the Prospectus.

Effective November 13, 2009, the Prospectus is updated to reflect the removal of John Boich as a Portfolio Manager to the Global 130/30 Strategy Fund (the “Fund”).

David Whittall, Scott Klimo, Mark Kress, and Yon Perullo will continue as portfolio managers to the Fund.

Please Retain This Supplement for Future Reference